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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	STATEMENT OF CASH FLOWS
25	NOTES TO FINANCIAL STATEMENTS
36	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
37	ADDITIONAL INFORMATION
38	AUTOMATIC DIVIDEND REINVESTMENT PLAN
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen Income Advantage Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically inefficient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen Income Advantage Fund maintained what they felt was a relatively conservative positioning in their investments in lower-rated, higher-yielding corporate bonds. They also made selective use of the fund’s ability to borrow at short-term rates to make additional investments in higher-yielding securities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

At meetings held on May 11 and June 9-10, 2010, the Board of Trustees of Evergreen Income Advantage Fund (the “Fund”) unanimously approved a new advisory contract with Wells Fargo Funds Management, LLC and a new sub-advisory contract with Wells Capital Management Incorporated (the “Agreements”). Shareholders are being asked to approve the Agreements at a meeting to be held on July 9, 2010. Following approval of the Agreements, Phil Susser and Niklas Nordenfelt of Wells Capital Management Incorporated are expected to assume portfolio management responsibilities for the Fund, and the Fund will be renamed the Wells Fargo Advantage Income Opportunities Fund.

At the May 11 meeting, the Board also nominated seven persons for election to the Fund’s Board as new Trustees, and nominated two current Trustees for re-election to the Fund’s Board. Shareholders are being asked to elect these nominees at the July 9 meeting.

A Proxy Statement containing additional information about the Agreements and the nominees was provided to shareholders of record as of May 18, 2010.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended April 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.37	$12.32	$14.26	$14.06	$14.41

Income from investment operations
Net investment income	1.06 [1]	1.35 [1]	1.64 [1]	1.62 [1]	1.59 [1]
Net realized and unrealized gains or losses on investments	2.41	(4.91)	(1.85)	0.36	0.03
Distributions to preferred shareholders from
Net investment income	(0.01)	(0.08)	(0.37)	(0.37)	(0.26)
Net realized gains	0	0	0	0	(0.02)

Total from investment operations	3.46	(3.64)	(0.58)	1.61	1.34

Distributions to common shareholders from
Net investment income	(1.08)	(1.31)	(1.36)	(1.41)	(1.54)
Net realized gains	0	0	0	0	(0.15)
Tax basis return of capital	(0.06)[1]	0	0	0	0

Total distributions to common shareholders	(1.14)	(1.31)	(1.36)	(1.41)	(1.69)

Net asset value, end of period	$9.69	$7.37	$12.32	$14.26	$14.06

Market value, end of period	$9.63	$7.30	$11.71	$14.70	$14.17

Total return based on market value[2]	49.84%	(25.48)%	(11.07)%	14.69%	11.91%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$676,144	$508,602	$849,573	$980,054	$953,102
Liquidation value of Preferred Shares, end of period (thousands)	$196,000	$196,000	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	394%	315%	272%	299%	294%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.13%	2.30%	1.21%	1.19%	1.19%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.79%	3.09%	1.21%	1.19%	1.19%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.11%	1.51%	1.21%	1.19%	1.19%
Interest expense[3]	0.02%	0.79%	0.00%	0.00%	0.00%
Net investment income [4]	11.81%	14.35%	9.81%	8.98%	9.17%
Portfolio turnover rate	108%	88%	102%	45%	49%

1	Per share amount is based on average common shares outstanding during the period.
2

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3	Interest expense ratio relates to interest associated with borrowings and/or leverage transactions.
4	The net investment income ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS 116.4%
CONSUMER DISCRETIONARY 20.7%
Auto Components 2.6%
Affinia Group Intermediate Holdings, Inc., 10.75%, 08/15/2016 144A	$230,000	$252,713
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	4,455,000	4,098,600
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	845,000	892,531
8.625%, 12/01/2011	1,420,000	1,482,125
8.75%, 08/15/2020	2,976,000	3,124,800
9.00%, 07/01/2015	1,137,000	1,188,165
10.50%, 05/15/2016	5,430,000	6,047,662
Metaldyne Corp., FRN, 5.46%, 04/09/2014	902,645	817,002

		17,903,598

Diversified Consumer Services 3.0%
Carriage Services, Inc., 7.875%, 01/15/2015	4,195,000	4,153,050
Service Corporation International:
7.50%, 04/01/2027	9,376,000	8,836,880
8.00%, 11/15/2021	880,000	915,200
StoneMor Partners, LP, 10.25%, 12/01/2017 144A	5,930,000	6,241,325

		20,146,455

Hotels, Restaurants & Leisure 3.5%
Boyd Gaming Corp., 7.75%, 12/15/2012	950,000	945,250
Harrahs Entertainment Corp.:
10.00%, 12/15/2018	1,530,000	1,323,450
11.25%, 06/01/2017	2,790,000	3,041,100
12.75%, 04/15/2018 144A	940,000	925,900
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 • +	1,685,000	827,756
MGM MIRAGE:
6.625%, 07/15/2015	920,000	793,500
8.50%, 09/15/2010	1,645,000	1,657,338
11.375%, 03/01/2018 144A	3,515,000	3,611,662
Midwest Gaming Borrower, LLC, 11.625%, 04/15/2016 144A	705,000	725,269
Pinnacle Entertainment, Inc., 7.50%, 06/15/2015	2,880,000	2,772,000
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	645,000	677,250
Scientific Games Corp., 9.25%, 06/15/2019 144A	1,130,000	1,217,575
Seneca Gaming Corp., 7.25%, 05/01/2012	385,000	383,075
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	2,790,000	2,371,500
Speedway Motorsports, Inc., 8.75%, 06/01/2016	2,075,000	2,220,250
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	5,011,000	25,055
Wynn Resorts, Ltd., 7.875%, 11/01/2017 144A	380,000	387,600

		23,905,530

Household Durables 0.1%
Lennar Corp., 12.25%, 06/01/2017	125,000	151,875
Sealy Corp., 10.875%, 04/15/2016 144A	149,000	169,860

		321,735

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Internet & Catalog Retail 0.4%
QVC, Inc.:
7.375%, 10/15/2020 144A	$1,385,000	$1,405,775
7.50%, 10/01/2019 144A	990,000	1,014,750
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016	505,000	568,125

		2,988,650

Media 8.8%
Cablevision Systems Corp.:
7.75%, 04/15/2018	2,330,000	2,364,950
8.00%, 04/15/2020	3,750,000	3,815,625
8.625%, 09/15/2017 144A	210,000	221,550
CCH II, LLC, 13.50%, 11/30/2016	13,481,015	16,312,028
CCO Holdings, LLC, 8.125%, 04/30/2020 144A	940,000	961,150
Charter Communications, Inc., Step Bond:
8.00%, 04/30/2012 144A ††	2,290,000	2,427,400
10.875%, 09/15/2014 144A ††	10,840,000	12,249,200
Clear Channel Communications, Inc., 9.25%, 12/15/2017 144A	650,000	696,312
DISH DBS, Corp., 7.875%, 09/01/2019	1,130,000	1,186,500
Lamar Media Corp.:
7.875%, 04/15/2018 144A	470,000	482,925
9.75%, 04/01/2014	120,000	133,500
New Communications Holdings:
8.25%, 04/15/2017 144A	3,680,000	3,790,400
8.50%, 04/15/2020 144A	4,400,000	4,532,000
8.75%, 04/15/2022 144A	6,770,000	6,973,100
Salem Communications Corp., 9.625%, 12/15/2016	485,000	518,950
Sirius XM Radio, Inc., 9.75%, 09/01/2015 144A	250,000	273,125
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	115,000	124,200
XM Satellite Radio Holdings, Inc.:
11.25%, 06/15/2013 144A	1,070,000	1,174,325
13.00%, 08/01/2013 144A	815,000	925,025
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	3,619,000	8,324
10.00%, 03/01/2011 •	2,325,000	5,348

		59,175,937

Multiline Retail 0.2%
Neiman Marcus Group, Inc., 9.75%, 10/15/2015 @	114,000	116,850
Saks, Inc., 9.875%, 10/01/2011	1,270,000	1,349,375

		1,466,225

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 1.1%
American Achievement Corp.:
8.25%, 04/01/2012 144A	$6,550,000	$6,533,625
Sr. Disc. Note, Step Bond, 10.25%, 10/01/2012 †	385,000	387,888
Limited Brands, Inc., 7.00%, 05/01/2020 #	470,000	479,400

		7,400,913

Textiles, Apparel & Luxury Goods 1.0%
Oxford Industries, Inc., 11.375%, 07/15/2015	3,350,000	3,752,000
Visant Corp., 7.625%, 10/01/2012	3,235,000	3,247,131

		6,999,131

CONSUMER STAPLES 2.2%
Beverages 0.0%
Cott Beverages, Inc., 8.375%, 11/15/2017 144A	250,000	261,250

Food Products 2.2%
Del Monte Foods Co.:
6.75%, 02/15/2015	150,000	154,313
7.50%, 10/15/2019 144A	1,545,000	1,631,906
Dole Food Company, Inc.:
8.00%, 10/01/2016 144A	1,225,000	1,267,875
13.875%, 03/15/2014	2,702,000	3,269,420
Smithfield Foods, Inc.:
7.00%, 08/01/2011	3,035,000	3,110,875
10.00%, 07/15/2014 144A	4,150,000	4,658,375
Tyson Foods, Inc.:
7.85%, 04/01/2016	155,000	168,175
10.50%, 03/01/2014	115,000	136,419
Viskase, Inc., 9.875%, 01/15/2018 144A	265,000	270,300

		14,667,658

ENERGY 17.0%
Energy Equipment & Services 4.4%
Bristow Group, Inc.:
6.125%, 06/15/2013	205,000	204,744
7.50%, 09/15/2017	1,950,000	1,971,937
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	4,850,000	4,522,625
GulfMark Offshore, Inc., 7.75%, 07/15/2014	3,155,000	3,139,225
Hercules Offshore, Inc., 10.50%, 10/15/2017 144A	3,435,000	3,538,050
Hornbeck Offshore Services, Inc., Ser. B:
6.125%, 12/01/2014	4,900,000	4,869,375
8.00%, 09/01/2017	3,880,000	3,938,200
Parker Drilling Co., 9.125%, 04/01/2018 144A	860,000	879,350

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Energy Equipment & Services continued
PHI, Inc., 7.125%, 04/15/2013	$6,295,000	$6,247,787
Pride International, Inc., 8.50%, 06/15/2019	210,000	241,238

		29,552,531

Oil, Gas & Consumable Fuels 12.6%
Alon Refining Krotz Springs, Inc., 13.50%, 10/15/2014	1,185,000	1,161,300
Atlas Energy Resources, LLC, 12.125%, 08/01/2017	1,280,000	1,475,200
Bill Barrett Corp., 9.875%, 07/15/2016	480,000	516,000
Chesapeake Energy Corp.:
6.875%, 01/15/2016	10,300,000	10,274,250
7.50%, 09/15/2013	8,500,000	8,585,000
9.50%, 02/15/2015	3,920,000	4,297,300
Consol Energy, Inc.:
8.00%, 04/01/2017 144A	2,140,000	2,260,375
8.25%, 04/01/2020 144A	2,905,000	3,093,825
El Paso Corp.:
7.42%, 02/15/2037	2,960,000	2,702,033
12.00%, 12/12/2013	815,000	969,905
Ferrellgas Partners, LP, 9.125%, 10/01/2017 144A	620,000	657,200
Forest Oil Corp.:
7.25%, 06/15/2019	1,870,000	1,898,050
8.50%, 02/15/2014	1,115,000	1,184,688
Holly Corp., 9.875%, 06/15/2017 144A	4,485,000	4,664,400
Murray Energy Corp., 10.25%, 10/15/2015 144A	1,770,000	1,840,800
Newfield Exploration Co.:
6.875%, 02/01/2020	1,185,000	1,196,850
7.125%, 05/15/2018	165,000	169,950
Peabody Energy Corp.:
5.875%, 04/15/2016	5,000	4,975
7.875%, 11/01/2026	8,705,000	9,183,775
Penn Virginia Corp., 10.375%, 06/15/2016	215,000	235,425
Petrohawk Energy Corp.:
7.875%, 06/01/2015	2,045,000	2,111,463
10.50%, 08/01/2014	1,065,000	1,176,825
Pioneer Natural Resources Co., 7.50%, 01/15/2020	3,170,000	3,368,908
Plains Exploration & Production Co., 8.625%, 10/15/2019	5,675,000	6,001,312
Sabine Pass LNG, LP, 7.25%, 11/30/2013	2,340,000	2,249,325
SandRidge Energy, Inc.:
8.00%, 06/01/2018 144A	125,000	122,813
8.75%, 01/15/2020 144A	4,320,000	4,341,600
Southwestern Energy Co., 7.50%, 02/01/2018	1,250,000	1,365,625
Stallion Oilfield Holdings, Inc., 10.50%, 02/15/2015 144A	1,570,000	1,570,000
Stone Energy Corp., 8.625%, 02/01/2017	950,000	938,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Tesoro Corp.:
6.50%, 06/01/2017	$895,000	$841,300
7.50%, 07/17/2012	2,235,000	2,126,021
9.75%, 06/01/2019	2,185,000	2,348,875

		84,933,493

FINANCIALS 24.1%
Capital Markets 1.8%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	1,845,000	1,789,650
12.50%, 11/30/2017 @	8,851,000	10,576,945

		12,366,595

Commercial Banks 1.3%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	3,650,000	4,224,875
Discover Bank:
7.00%, 04/15/2020	1,040,000	1,069,097
8.70%, 11/18/2019	3,190,000	3,622,660

		8,916,632

Consumer Finance 15.6%
CIT Group, Inc.:
7.00%, 05/01/2013	14,415,000	14,180,756
7.00%, 05/01/2014	2,350,000	2,267,750
Clearwire Communications Finance Corp., 12.00%, 12/01/2015 144A	5,430,000	5,645,075
Discover Financial Services, 10.25%, 07/15/2019	1,970,000	2,414,893
Ford Motor Credit Co., LLC, 9.875%, 08/10/2011	3,865,000	4,090,090
GMAC, LLC:
6.75%, 12/01/2014	2,344,000	2,338,140
6.875%, 09/15/2011	130,000	132,275
6.875%, 08/28/2012	2,862,000	2,915,663
7.50%, 12/31/2013	6,855,000	6,974,962
8.00%, 12/31/2018	5,122,000	5,102,793
8.00%, 03/15/2020 144A	2,970,000	3,066,525
8.00%, 02/12/2015	3,485,000	3,389,149
8.30%, 02/12/2015 144A	7,890,000	8,235,187
Homer City Funding, LLC, 8.73%, 10/01/2026	2,152,776	2,088,193
International Lease Finance Corp.:
4.75%, 01/13/2012	1,560,000	1,531,074
5.30%, 05/01/2012	3,395,000	3,310,682
5.75%, 06/15/2011	2,050,000	2,045,670
6.375%, 03/25/2013	865,000	832,718
8.625%, 09/15/2015 144A	1,700,000	1,678,750
JBS USA Finance, Inc., 11.625%, 05/01/2014	6,690,000	7,710,225
LBI Escrow Corp., 8.00%, 11/01/2017 144A	1,700,000	1,761,625

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
Level 3 Financing, Inc., 10.00%, 02/01/2018 144A	$4,775,000	$4,703,375
Nielsen Financial LLC:
11.50%, 05/01/2016	235,000	266,725
Sr. Disc. Note, Step Bond, 0.00%, 08/01/2016 †	105,000	101,850
NII Capital Corp., 10.00%, 08/15/2016 144A	155,000	172,050
Pinnacle Foods Finance, LLC:
9.25%, 04/01/2015 144A	1,395,000	1,450,800
10.625%, 04/01/2017	820,000	881,500
Sprint Capital Corp.:
6.875%, 11/15/2028	10,900,000	9,483,000
8.375%, 03/15/2012	6,133,000	6,470,315

		105,241,810

Diversified Financial Services 1.2%
Leucadia National Corp., 8.125%, 09/15/2015	7,815,000	8,186,212

Real Estate Investment Trusts (REITs) 2.8%
Dupont Fabros Technology, Inc., 8.50%, 12/15/2017 144A	10,680,000	11,080,500
Host Marriott Corp., 9.00%, 05/15/2017 144A	490,000	534,100
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	3,520,000	3,542,000
Ventas, Inc.:
6.75%, 04/01/2017	2,485,000	2,556,444
9.00%, 05/01/2012	1,435,000	1,542,625

		19,255,669

Real Estate Management & Development 0.2%
Icahn Enterprises, LP, 7.75%, 01/15/2016 144A	1,205,000	1,171,863

Thrifts & Mortgage Finance 1.2%
Provident Funding Associates, LP, 10.25%, 04/15/2017 144A	4,020,000	4,160,700
Residential Capital, LLC, 8.50%, 05/15/2010	3,660,000	3,637,125

		7,797,825

HEALTH CARE 3.4%
Biotechnology 0.2%
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/2016 144A	1,125,000	1,136,250

Health Care Equipment & Supplies 0.3%
Biomet, Inc.:
10.375%, 10/15/2017 @	675,000	742,500
11.625%, 10/15/2017	340,000	380,800
Boston Scientific Corp., 6.00%, 01/15/2020	1,160,000	1,146,407
Universal Hospital Services, Inc., 8.50%, 06/01/2015 @	189,000	187,583

		2,457,290

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 2.5%
American Renal Holdings, Inc., 8.375%, 05/15/2018 144A #	$700,000	$705,250
Apria Healthcare Group, 11.25%, 11/01/2014 144A	1,965,000	2,159,044
HCA, Inc.:
7.875%, 02/01/2011	1,830,000	1,878,037
8.50%, 04/15/2019 144A	250,000	274,688
9.25%, 11/15/2016	5,070,000	5,481,937
9.625%, 11/15/2016 @	3,732,000	4,058,550
Prospect Medical Holdings, Inc., 12.75%, 07/15/2014	1,295,000	1,405,075
Symbion, Inc., 11.75%, 08/23/2015 @	882,898	785,779

		16,748,360

Life Sciences Tools & Services 0.4%
Bio-Rad Laboratories, Inc., 8.00%, 09/15/2016	2,820,000	3,010,350

INDUSTRIALS 11.9%
Aerospace & Defense 4.2%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	3,880,000	3,967,300
DAE Aviation Holdings, Inc., 11.25%, 08/01/2015 144A	910,000	907,725
GenCorp, Inc., 9.50%, 08/15/2013	1,030,000	1,051,887
GeoEye, Inc., 9.625%, 10/01/2015 144A	1,025,000	1,067,281
Hexcel Corp., 6.75%, 02/01/2015	3,485,000	3,467,575
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	8,000,000	8,120,000
6.375%, 10/15/2015	4,621,000	4,730,749
Spirit AeroSystems Holdings, Inc., 7.50%, 10/01/2017 144A	815,000	833,338
TransDigm Group, Inc., 7.75%, 07/15/2014 144A	810,000	826,200
Wyle Services Corp., 10.50%, 04/01/2018 144A	3,210,000	3,354,450

		28,326,505

Airlines 0.2%
Delta Air Lines, Inc., 12.25%, 03/15/2015 144A	175,000	189,000
United Airlines, Inc., 10.40%, 05/01/2018	1,250,000	1,356,250

		1,545,250

Commercial Services & Supplies 3.3%
Casella Waste Systems, Inc., 11.00%, 07/15/2014 144A	4,385,000	4,757,725
Cornell Companies, Inc., 10.75%, 07/01/2012	295,000	300,163
Corrections Corporation of America:
6.25%, 03/15/2013	2,905,000	2,948,575
7.75%, 06/01/2017	3,205,000	3,397,300
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	725,000	793,875
Geo Group, Inc., 7.75%, 10/15/2017 144A	2,025,000	2,070,562
Interface, Inc., Class A, 11.375%, 11/01/2013	550,000	629,750

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Iron Mountain, Inc.:
6.625%, 01/01/2016	$100,000	$100,125
7.75%, 01/15/2015	315,000	318,544
8.375%, 08/15/2021	3,520,000	3,718,000
SGS International, Inc., 12.00%, 12/15/2013	3,050,000	3,194,875

		22,229,494

Construction & Engineering 0.1%
American Residential Services, Inc., 12.00%, 04/15/2015 144A	470,000	478,813

Industrial Conglomerates 0.6%
Otter Tail Corp., 9.00%, 12/15/2016	3,985,000	4,383,500

Machinery 1.4%
Cleaver-Brooks, Inc., 12.25%, 05/01/2016 144A #	1,560,000	1,575,600
Commercial Vehicle Group, Inc.:
8.00%, 07/01/2013	940,000	777,850
13.00%, 02/15/2013 144A @	3,674,823	3,748,319
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	3,025,000	3,236,750

		9,338,519

Road & Rail 1.8%
Amsted Industries, Inc., 8.125%, 03/15/2018 144A	860,000	860,000
Kansas City Southern:
8.00%, 06/01/2015	8,285,000	8,761,387
13.00%, 12/15/2013	1,655,000	1,977,725
Swift Transportation Co., Inc.:
8.00%, 05/15/2015 144A	205,000	192,956
12.50%, 05/15/2017 144A	490,000	493,063

		12,285,131

Transportation Infrastructure 0.3%
United Maritime Group, 11.75%, 06/15/2015 144A	1,250,000	1,300,000
Western Express, Inc., 12.50%, 04/15/2015 144A	470,000	460,600

		1,760,600

INFORMATION TECHNOLOGY 9.4%
Communications Equipment 0.7%
EchoStar Corp., 7.125%, 02/01/2016	585,000	593,775
Lucent Technologies, Inc., 6.45%, 03/15/2029	5,895,000	4,318,088

		4,911,863

Computers & Peripherals 0.1%
Stratus Technologies, Inc., 12.00%, 03/29/2015 144A	470,000	455,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 4.7%
Da-Lite Screen Co., Inc., 12.50%, 04/01/2015 144A	$6,265,000	$6,265,000
Intcomex, Inc., 13.25%, 12/15/2014 144A	3,120,000	3,159,000
Jabil Circuit, Inc., 8.25%, 03/15/2018	13,532,000	14,648,390
Kemet Corp., 10.50%, 05/01/2018 144A #	2,685,000	2,648,081
Sanmina-SCI Corp., 8.125%, 03/01/2016	2,080,000	2,106,000
Viasystem Group, Inc., 12.00%, 01/15/2015 144A	2,530,000	2,776,675

		31,603,146

Internet Software & Services 0.8%
Equinix, Inc., 8.125%, 03/01/2018	2,125,000	2,212,656
Terremark Worldwide, Inc., 12.25%, 06/15/2017 144A	2,605,000	2,995,750

		5,208,406

IT Services 3.0%
First Data Corp.:
9.875%, 09/24/2015	1,380,000	1,262,700
10.55%, 09/24/2015 @	13,365,080	11,828,096
iPayment, Inc., 9.75%, 05/15/2014	2,835,000	2,615,287
Unisys Corp.:
12.50%, 01/15/2016	1,065,000	1,190,138
12.75%, 10/15/2014 144A	1,600,000	1,880,000
14.25%, 09/15/2015 144A	1,155,000	1,394,662

		20,170,883

Semiconductors & Semiconductor Equipment 0.1%
Advanced Micro Devices, Inc., 5.75%, 08/15/2012	1,025,000	1,030,125

Software 0.0%
Activant Solutions, Inc., 9.50%, 05/01/2016	60,000	57,750

MATERIALS 5.9%
Chemicals 1.0%
Huntsman International, LLC, 5.50%, 06/30/2016 144A	2,055,000	1,870,050
Lyondell Chemical Co., 11.00%, 05/01/2018	4,807,126	5,122,617
MacDermid, Inc., 9.50%, 04/15/2017 144A	409,000	422,293

		7,414,960

Construction Materials 1.3%
CPG International, Inc.:
10.50%, 07/01/2013	3,135,000	3,166,350
FRN, 7.18%, 07/01/2012	1,355,000	1,300,800
Headwaters, Inc., 11.375%, 11/01/2014	2,270,000	2,400,525
Texas Industries, Inc., 7.25%, 07/15/2013	2,290,000	2,281,412

		9,149,087

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.3%
Berry Plastics Corp., 9.50%, 05/15/2018 144A	$1,170,000	$1,159,762
Exopack Holding Corp., 11.25%, 02/01/2014	5,240,000	5,515,100
Graham Packaging Co., 8.25%, 01/01/2017 144A ##	2,045,000	2,068,006
Silgan Holdings, Inc., 7.25%, 08/15/2016	285,000	297,113

		9,039,981

Metals & Mining 1.7%
AK Steel Holding Corp., 7.625%, 05/15/2020 #	935,000	963,050
California Steel Industries, Inc., 6.125%, 03/15/2014	1,835,000	1,761,600
Edgen Murray Corp., 12.25%, 01/15/2015 144A	2,045,000	2,024,550
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	5,725,000	6,419,156
Indalex Holdings Corp., 11.50%, 02/01/2014 •	5,985,000	67,331

		11,235,687

Paper & Forest Products 0.6%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A ##	1,175,000	1,305,719
Georgia Pacific Corp.:
8.25%, 05/01/2016 144A	125,000	136,875
8.875%, 05/15/2031 ##	2,160,000	2,397,600

		3,840,194

TELECOMMUNICATION SERVICES 10.3%
Diversified Telecommunication Services 6.3%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017	3,190,000	3,237,850
8.75%, 03/15/2018	1,150,000	1,164,375
Citizens Communications Co., 7.875%, 01/15/2027	9,580,000	8,957,300
Frontier Communications Corp., 8.125%, 10/01/2018	4,675,000	4,791,875
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	285,000	319,913
Qwest Corp.:
6.875%, 07/15/2028	576,000	529,920
7.125%, 11/15/2043	2,015,000	1,863,875
7.25%, 09/15/2025	2,755,000	2,796,325
7.50%, 06/15/2023	3,260,000	3,276,300
7.625%, 08/03/2021	440,000	437,800
8.875%, 03/15/2012	7,340,000	8,018,950
SBA Telecommunications, Inc.:
8.00%, 08/15/2016 144A	905,000	954,775
8.25%, 08/15/2019 144A	485,000	520,162
West Corp., 9.50%, 10/15/2014	115,000	119,025
Windstream Corp., 7.875%, 11/01/2017	5,380,000	5,339,650

		42,328,095

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 4.0%
Cricket Communications, Inc.:
7.75%, 05/15/2016	$940,000	$975,250
9.375%, 11/01/2014	1,785,000	1,845,244
Crown Castle International Corp., 7.125%, 11/01/2019	165,000	165,825
iPCS, Inc., FRN, 4.25%, 05/01/2014 @	2,607,559	2,438,068
MetroPCS Communications, Inc., 9.25%, 11/01/2014	3,450,000	3,579,375
Sprint Nextel Corp.:
6.90%, 05/01/2019	4,725,000	4,471,031
Ser. D, 7.375%, 08/01/2015	6,670,000	6,494,912
Ser. F, 5.95%, 03/15/2014	7,465,000	7,129,075

		27,098,780

UTILITIES 11.5%
Electric Utilities 8.0%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	16,596,000	19,483,654
CMS Energy Corp.:
8.50%, 04/15/2011	860,000	904,631
8.75%, 06/15/2019	135,000	154,513
Edison Mission Energy:
7.00%, 05/15/2017	140,000	102,025
7.20%, 05/15/2019	2,935,000	2,098,525
Energy Future Holdings Corp., FRN, 12.00%, 11/01/2017 @	6,600,002	4,785,001
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	250,000	242,500
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	7,560,525	8,222,071
Mirant North America, LLC, 7.375%, 12/31/2013	4,465,000	4,587,788
NRG Energy, Inc.:
7.25%, 02/01/2014	1,140,000	1,155,675
8.50%, 06/15/2019	3,325,000	3,379,031
Orion Power Holdings, Inc., 12.00%, 05/01/2010	8,470,000	8,470,000
Public Service Company of New Mexico, 7.95%, 05/15/2018	715,000	762,884

		54,348,298

Independent Power Producers & Energy Traders 3.4%
AES Corp., 8.875%, 02/15/2011	2,045,000	2,116,575
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	2,135,000	2,175,031
7.625%, 10/15/2026	5,545,000	3,826,050
Reliant Energy, Inc.:
6.75%, 12/15/2014	8,390,000	8,631,212
7.625%, 06/15/2014	2,430,000	2,414,813
7.875%, 06/15/2017	75,000	72,000
9.24%, 07/02/2017	2,540,115	2,629,273
9.68%, 07/02/2026	780,000	838,500

		22,703,454

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	$490,000	$527,363

Total Corporate Bonds (cost $752,204,645)		787,483,746

YANKEE OBLIGATIONS – CORPORATE 5.9%
CONSUMER DISCRETIONARY 0.1%
Hotels, Restaurants & Leisure 0.1%
Norwegian Cruise Line, Ltd., 11.75%, 11/15/2016 144A	125,000	138,750
Royal Caribbean Cruises, Ltd., 11.875%, 07/15/2015	90,000	108,450

		247,200

Household Durables 0.0%
Desarrolladora Homex SAB de CV, 9.50%, 12/11/2019 144A	155,000	164,688

Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018	145,000	160,950

ENERGY 1.5%
Oil, Gas & Consumable Fuels 1.5%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	1,355,000	1,395,650
11.75%, 07/15/2014 144A	360,000	396,000
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A •	6,491,000	4,261,426
OPTI Canada, Inc.:
7.875%, 12/15/2014	1,115,000	1,062,037
8.25%, 12/15/2014	1,065,000	1,022,400
P2021 Rig Co., 13.50%, 12/15/2013 144A	575,000	593,688
RDS Ultra-Deepwater, Ltd., 11.875%, 03/15/2017 144A	750,000	780,000
Star Energy Group, 11.50%, 02/12/2015 144A	430,000	461,691

		9,972,892

FINANCIALS 1.3%
Consumer Finance 0.6%
NXP Funding, LLC:
7.875%, 10/15/2014	115,000	113,275
9.50%, 10/15/2015	1,290,000	1,267,425
Wind Acquisition Finance SA, 11.75%, 07/15/2017 144A	2,360,000	2,625,500

		4,006,200

Diversified Financial Services 0.7%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	1,864,500	2,190,788
Preferred Term Securities XII, Ltd., FRN, 0.96%, 12/24/2033 • +	1,540,000	9,640
Ship Finance International, Ltd., 8.50%, 12/15/2013	2,390,000	2,390,000

		4,590,428

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
INDUSTRIALS 1.1%
Road & Rail 1.1%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	$6,389,000	$6,516,780
8.00%, 02/01/2018 144A	500,000	521,250
12.50%, 04/01/2016	535,000	632,637

		7,670,667

Transportation Infrastructure 0.0%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017 144A	100,000	104,500

MATERIALS 0.9%
Chemicals 0.1%
NOVA Chemicals Corp.:
8.375%, 11/01/2016 144A	300,000	311,250
8.625%, 11/01/2019 144A	375,000	391,875

		703,125

Metals & Mining 0.2%
Novelis, Inc., 7.25%, 02/15/2015	665,000	655,025
Vedanta Resources plc, 9.50%, 07/18/2018	500,000	553,750

		1,208,775

Paper & Forest Products 0.6%
PE Paper Escrow GmbH, 12.00%, 08/01/2014 144A	545,000	621,300
Sappi, Ltd.:
6.75%, 06/15/2012 144A	1,195,000	1,195,000
7.50%, 06/15/2032 144A	2,683,000	2,106,155

		3,922,455

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
Digicel Group, Ltd.:
8.25%, 09/01/2017 144A	885,000	904,913
12.00%, 04/01/2014 144A	570,000	652,650
Intelsat, Ltd.:
8.50%, 01/15/2013	4,155,000	4,227,712
8.875%, 01/15/2015 144A	205,000	212,175
11.25%, 06/15/2016	250,000	270,625
Telesat Canada, Inc., 11.00%, 11/01/2015	615,000	688,800

		6,956,875

Total Yankee Obligations – Corporate (cost $36,414,101)		39,708,755

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

COMMON STOCKS 0.2%
MATERIALS 0.2%
Chemicals 0.2%
LyondellBasell (cost $526,691)	49,641	$1,106,994

PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Consumer Finance 0.1%
GMAC, LLC, 7.00% (cost $886,200)	1,055	895,992

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.4%
INFORMATION TECHNOLOGY 0.4%
Communications Equipment 0.4%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $2,060,294)	$2,925,000	2,577,656

	Shares	Value

CLOSED END MUTUAL FUND SHARES 0.7%
Dreyfus High Yield Strategies Fund, Inc.	310,937	1,346,357
Eaton Vance Limited Duration Income Trust	99,227	1,646,176
LMP Corporate Loan Fund, Inc.	30,704	373,975
New America High Income Fund, Inc.	170,560	1,656,138

Total Closed End Mutual Fund Shares (cost $2,654,956)		5,022,646

	Principal Amount	Value

LOANS 7.4%
CONSUMER DISCRETIONARY 2.8%
Metaldyne Corp., FRN, 13.00%, 04/09/2014	$6,175,000	6,388,655
Newsday, LLC, 9.75%, 07/15/2013	5,920,000	6,454,458
Sugarhouse HSP Gaming Properties, LP, FRN, 11.25%, 09/11/2014	2,375,000	2,353,435
Tower Automotive Holdings, FRN, 4.56%, 07/31/2013	957,901	569,951
Universal City Development, Ltd, FRN, 7.75%, 10/29/2014	2,628,413	2,668,785

		18,435,284

CONSUMER STAPLES 0.9%
Merisant Co., FRN, 7.75%, 01/08/2014	6,051,284	5,846,266

ENERGY 1.9%
Saint Acquisition Corp., FRN, 6.31%, 06/05/2014	6,622,200	6,459,493
Semgroup Energy Partners, FRN, 8.25%, 07/20/2012	6,454,652	6,442,065

		12,901,558

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

LOANS continued
FINANCIALS 0.4%
Realogy Corp., FRN:
3.29%, 09/01/2014	$2,420,137	$2,203,268
3.38%, 09/01/2014	651,575	593,188

		2,796,456

INDUSTRIALS 0.2%
Neff Corp., FRN, 3.76%, 05/31/2013	1,152,250	982,443

INFORMATION TECHNOLOGY 0.1%
Spansion, Inc., N/A, 01/08/2015 <	1,225,000	1,243,926

MATERIALS 0.2%
LyondellBasell, FRN:
3.75%, 12/20/2013 <	461,713	277,472
4.00%, 12/22/2014 <	282,111	169,590
7.00%, 12/20/2013 <	1,224,162	735,891

		1,182,953

TELECOMMUNICATION SERVICES 0.7%
FairPoint Communications, Inc., FRN, 3.25%, 03/08/2015 • <	6,037,499	5,018,732

UTILITIES 0.2%
Scorpion Holding Co., Ltd., FRN, 7.75%, 05/08/2014	1,235,000	1,217,895

Total Loans (cost $45,743,474)		49,625,513

	Shares	Value

SHORT-TERM INVESTMENTS 0.1%
MUTUAL FUND SHARES 0.1%
Evergreen Institutional Money Market Fund, Class I, 0.02% q ø ## (cost $689,606)	689,606	689,606

Total Investments (cost $841,179,967) 131.2%		887,110,908
Other Assets and Liabilities and Preferred Shares (31.2%)		(210,966,563)

Net Assets Applicable to Common Shareholders 100.0%		$676,144,345

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid (unaudited).
#	When-issued or delayed delivery security
††	The rate shown is the stated rate at the current period end.
@	Security is currently paying interest in-kind.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FRN	Floating Rate Note

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

BBB	6.1%
BB	45.1%
B	42.7%
CCC	5.1%
Less than CCC	1.0%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

Less than 1 year	1.2%
1 to 3 year(s)	13.7%
3 to 5 years	31.0%
5 to 10 years	42.4%
10 to 20 years	10.2%
20 to 30 years	1.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $840,490,361)	$886,421,302
Investments in affiliated issuers, at value (cost $689,606)	689,606

Total investments	887,110,908
Cash	2,074,521
Receivable for securities sold	22,553,597
Dividends and interest receivable	19,350,292

Total assets	931,089,318

Liabilities
Dividends payable applicable to common shareholders	5,931,997
Payable for securities purchased	18,678,198
Secured borrowing payable	34,013,513
Advisory fee payable	42,061
Due to other related parties	3,724
Accrued expenses and other liabilities	261,814

Total liabilities	58,931,307

Preferred Shares at redemption value
$25,000 liquidation value per share applicable to 7,840 shares, including dividends payable of $13,666	196,013,666

Net assets applicable to common shareholders	$676,144,345

Net assets applicable to common shareholders represented by
Paid-in capital	$984,344,368
Overdistributed net investment income	(6,068,113)
Accumulated net realized losses on investments	(348,062,851)
Net unrealized gains on investments	45,930,941

Net assets applicable to common shareholders	$676,144,345

Net asset value per share applicable to common shareholders
Based on $676,144,345 divided by 69,787,920 common shares issued and outstanding (100,000,000 common shares authorized)	$9.69

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest (net of foreign withholding taxes of $2,335)	$79,947,732
Dividends	500,355
Income from affiliated issuers	54,825

Total investment income	80,502,912

Expenses
Advisory fee	5,095,246
Administrative services fee	424,604
Transfer agent fees	38,238
Trustees’ fees and expenses	42,560
Printing and postage expenses	216,071
Custodian and accounting fees	219,893
Professional fees	154,127
Secured borrowing fees	4,098,770
Auction agent fees	534,955
Interest expense	129,088
Other	42,021

Total expenses	10,995,573
Less: Expense reductions	(44)
Fee waivers	(4,065,481)

Net expenses	6,930,048

Net investment income	73,572,864

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(5,552,361)
Credit default swap transactions	(175,755)

Net realized losses on investments	(5,728,116)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	173,331,146
Credit default swap transactions	(405,059)

Net change in unrealized gains or losses on investments	172,926,087

Net realized and unrealized gains or losses on investments	167,197,971
Dividends to preferred shareholders from net investment income	(587,625)

Net increase in net assets applicable to common shareholders resulting from operations	$240,183,210

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010	2009

Operations
Net investment income	$73,572,864	$93,046,119
Net realized losses on investments	(5,728,116)	(269,636,104)
Net change in unrealized gains or losses on investments	172,926,087	(68,877,136)
Distribution to preferred shareholders from net investment income	(587,625)	(5,657,605)

Net increase (decrease) in net assets resulting from operations	240,183,210	(251,124,726)

Distributions to common shareholders from
Net investment income	(74,825,971)	(90,527,900)
Tax basis return of capital	(4,367,686)	0

Total distributions to common shareholders	(79,193,657)	(90,527,900)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	6,552,333	682,493

Total increase (decrease) in net assets applicable to common shareholders	167,541,886	(340,970,133)
Net assets applicable to common shareholders
Beginning of period	508,602,459	849,572,592

End of period	$676,144,345	$508,602,459

Overdistributed net investment income	$(6,068,113)	$(6,219,683)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

April 30, 2010

Cash flows from operating activities:
Net increase in net assets resulting from operations	$240,183,210
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,079,748,425)
Proceeds from disposition of investment securities	1,050,918,156
Paydowns	5,799,486
Amortization	(11,694,492)
Swap payments made	(175,755)
Preferred Share distributions	587,625
Sale of short-term investment securities, net	38,483,386
Increase in dividends and interest receivable	(1,892,153)
Increase in receivable for securities sold	(943,748)
Decrease in segregated cash	1,169,000
Decrease in receivable from investment advisor	2,355
Increase in payable for securities purchased	559,595
Decrease in payable for securities on loan	(9,435)
Decrease in premiums paid on swaps	480,609
Decrease in premiums received on swaps	(563,772)
Increase in advisory fee payable	42,061
Increase in due to other related parties	2,722
Decrease in accrued expenses and other liabilities	(150,822)
Unrealized appreciation on investments	(172,926,087)
Amortization of prepaid structuring fee	966,575
Net realized loss on swaps	175,755
Net realized loss on securities in unaffiliated issuers	5,552,361

Net cash provided by operating activities	76,818,207

Cash flows from financing activities:
Cash distributions paid on common shares	(74,254,260)
Cash distributions paid on Preferred Shares	(588,358)
Payment to investment advisor for secured borrowing	(896,766)
Decrease in secured borrowing	(19,639)

Net cash used in financing activities	(75,759,023)

Net increase in cash	1,059,184

Cash:
Beginning of period	$1,015,337

End of period	$2,074,521

Supplemental cash disclosure:
Cash paid for interest	$148,727

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$6,552,333
Structuring fee waived by investment advisor	$1,063,234

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of approximately $0.05.

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange

NOTES TO FINANCIAL STATEMENTS continued

between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

The value of the swap contract is marked-to-market daily based upon quotations from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

f. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the

NOTES TO FINANCIAL STATEMENTS continued

notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity

NOTES TO FINANCIAL STATEMENTS continued

with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to consent fees, swap contracts and premium amortization. During the year ended April 30, 2010, the following amounts were reclassified:

Overdistributed net investment income	$1,992,302
Accumulated net realized losses on investments	(1,992,302)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended April 30, 2010, the advisory fee was equivalent to an annual rate of 0.82% of the Fund’s average daily net assets applicable to common shareholders.

Tattersall Advisory Group, Inc. (“TAG”), an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2010, EIMC contractually waived its advisory fee in the amount of $3,002,247. This contractual waiver was put in place to ensure the costs incurred by the Fund under the Facility (see Note 4), as a percentage of the average outstanding borrowings, would not exceed the costs that would have been incurred if the Preferred Shares had not been redeemed less 0.05%.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended April 30, 2010, the administrative fee was equivalent to an annual rate of 0.07% of the Fund’s average daily net assets applicable to common shareholders.

NOTES TO FINANCIAL STATEMENTS continued

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the year ended April 30, 2010 and the year ended April 30, 2009, the Fund issued 757,335 and 96,945 common shares, respectively.

As of April 30, 2010, the Fund had 7,840 shares of Auction Market Preferred Shares (“Preferred Shares”) issued and outstanding consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared).

Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. During the year ended April 30, 2010, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 0.30% during the year ended April 30, 2010 includes the maximum rate for the dates on which auctions failed. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the asset coverage with respect to the outstanding Preferred Shares fell below 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and vote together with holders of common shares as a single class. Holders of Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees are elected by holders of common shares and Preferred Shares, voting together as a single class.

The Fund secured debt financing in April 2008 from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem a pro rata portion of each of its series of Preferred Shares. The Facility was refinanced on April 26, 2010 with a new commercial paper conduit, administered by a different major financial institution, with a commitment amount of $230 million and a 364 day term (“Refinancing Facility”). As of April 30, 2010, the Fund had borrowed $34 million under the Refinancing Facility. The Fund’s borrowings under the Refinancing Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 2.0%. Under the Facility, the Fund had been generally charged interest at a rate based on the rates of the commercial paper notes issued or at LIBOR plus 9.5%. During the year

NOTES TO FINANCIAL STATEMENTS continued

ended April 30, 2010, an effective interest rate of 0.37% was incurred on the borrowings, which was based on the rates of the commercial paper notes. Interest expense of $129,088, representing 0.02% of the Fund’s average daily net assets applicable to common shareholders, was incurred during the year ended April 30, 2010.

The Fund has pledged its assets to secure the borrowings and, on a monthly basis, under the Refinancing Facility, pays a liquidity fee at an annual rate of 0.60% of the daily average outstanding principal amount of borrowings and a program fee at an annual rate of 0.60% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Under the Facility, the Fund paid, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. The secured borrowing fees on the Statement of Operations of $4,098,770 represents amortization of structuring fees, liquidity fees and program fees. Of this amount, $1,063,234 represents prepaid structuring fees relating to the Facility, which were reimbursed to the Fund by the investment advisor.

On April 27, 2010 and April 30, 2010, the Fund provided notice of its intention to redeem all of its outstanding Preferred Shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $920,290,910 and $860,905,964, respectively, for the year ended April 30, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$1,106,994	$0	$0	$1,106,994
Preferred stocks	0	895,992	0	895,992
Closed end mutual fund shares	5,022,646	0	0	5,022,646
Corporate bonds	0	786,666,744	817,002	787,483,746
Convertible debentures	0	2,577,656	0	2,577,656
Loans	0	36,426,792	13,198,721	49,625,513
Yankee obligations – corporate	0	39,708,755	0	39,708,755
Short-term investments	689,606	0	0	689,606

	$6,819,246	$866,275,939	$14,015,723	$887,110,908

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds	Loans	Total

Balance as of April 30, 2009	$0	$0	$0
Realized gains or losses	0	203,694	203,694
Change in unrealized gains or losses	(1,025,056)	357,457	(667,599)
Amortization	1,511	41,893	43,404
Net purchases (sales)	1,840,547	12,025,726	13,866,273
Transfers in and/or out of Level 3	0	569,951	569,951

Balance as of April 30, 2010	$817,002	$13,198,721	$14,015,723

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$(1,025,056)	$308,264	$(716,792)

As of April 30, 2010, the Fund had unfunded loan commitments of $1,839,617.

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $850,516,273. The gross unrealized appreciation and depreciation on securities based on tax cost was $51,897,871 and $15,303,236, respectively, with a net unrealized appreciation of $36,594,635.

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the Fund had $327,770,197 in capital loss carryovers for federal income tax purposes expiring as follows:

		Expiration

2014	2015	2016	2017	2018

$7,717,772	$11,808,863	$15,525,027	$130,598,584	$162,119,951

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2010, the Fund incurred and will elect to defer post-October losses of $10,956,348.

6. DERIVATIVE TRANSACTIONS

During the year ended April 30, 2010, the Fund entered into credit default contracts for speculative purposes.

As of April 30, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $7,420,644 during the year ended April 30, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on credit default swaps are reflected in the appropriate financial statements.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$36,594,635	$338,726,545	$(6,068,113)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2010	2009

Ordinary Income	$75,413,596	$96,185,505
Return of Capital	4,367,686	0

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009

NOTES TO FINANCIAL STATEMENTS continued

against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

04/16/2010	05/14/2010	06/01/2010	$0.08500
05/21/2010	06/15/2010	07/01/2010	$0.08500
06/10/2010	07/15/2010	08/02/2010	$0.08500

These distributions are not reflected in the accompanying financial statements.

12. SUBSEQUENT EVENTS

As of June 8, 2010, all outstanding Preferred Shares had been redeemed. The redemptions were financed with borrowings from the Refinancing Facility.

In June 2010, a proxy statement for the Annual Meeting was mailed to shareholders of record on May 18, 2010. The Annual Meeting is scheduled to be held on July 9, 2010. Among the proposals for consideration is the approval of a new advisory agreement with Wells Fargo Funds Management, LLC to replace the current advisory agreement with EIMC as well as a new sub-advisory agreement with Wells Capital Management Incorporated to replace the current sub-advisory agreement with TAG. The new advisory and sub-advisory agreements contain terms similar to the current advisory and sub-advisory agreements. Following shareholder approval of the new advisory and sub-advisory arrangements, the Fund will also be renamed Wells Fargo Advantage Income Opportunties Fund. None of the Fund’s investment objectives or investment strategies will change as a result of these proposals.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Income Advantage Fund as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund as of April 30, 2010, the results of its operations, changes in its net assets, its cash flows and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 22, 2010

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $79,781,282 during the year ended April 30, 2010 of which 94.53% was from ordinary taxable income and 5.47% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of the distributions made by the Fund in calendar year 2010.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

123658 568264 rv8 06/2010

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended April 30, 2010 and April 30, 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009

Audit fees	$78,100	$74,800
Audit-related fees	$0	$0
Tax fees	$0	$0
Non-audit fees (1)	$10,000	$720,000
All other fees	$0	$0
(1)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chair of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,
•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Andrew Cestone is the Head of Global High Yield and Senior Portfolio Manager of Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2010.

Portfolio Manager		(Assets in thousands)

Andrew Cestone	Assets of registered investment companies managed (excluding Income Advantage Fund)	$3
	Evergreen High Income Fund*
	Evergreen VA High Income Fund*
	Evergreen Multi-Sector Fund -High Yield portion*
	TOTAL	$1,037
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	11
	Assets of separate accounts managed	$167
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

CONFLICTS OF INTEREST

EIMC, TAG. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC or TAG receives a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

The compensation structure for EIMC’s portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended April 30, 2010. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager’s Wells Fargo deferred compensation plan exposure to Evergreen funds.

Evergreen Income Advantage Fund
Andrew Cestone	$100,001-$500,000

Evergreen Family of Funds
Andrew Cestone	over $1,000,000

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 29, 2010

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: June 29, 2010